                                                                   EXHIBIT 10.14

                          AMENDMENT TO AGREEMENT NO. 1
                              TO CREDIT AGREEMENT


      THIS AMENDMENT AGREEMENT is made and entered into this 13th day of May, 1998, by and among SYKES HEALTHPLAN SERVICES, INC., a Florida corporation (herein called the "Borrower"), NATIONSBANK, N.A. (the "Agent"), as Agent for the lenders (the "Lenders") party to a Credit Agreement dated March 27, 1998 among such Lenders, Borrower and the Agent, as amended (the "Agreement") and Lenders party to this Amendment Agreement.

                                  WITNESSETH:

      WHEREAS, the Borrower, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make revolving loans to the Borrower in the principal amount of $65,000,000 as evidenced by the Notes (as defined in the Agreement); and

      WHEREAS, the Lender has agreed to provide to Borrower Loans of up to $10,000,000 thereby increasing the Total Revolving Credit Commitment to $75,000,000 and the parties hereto desire to amend the Agreement in the manner herein set forth effective as of the date hereof;

      NOW, THEREFORE, the Borrower, the Agent and the Lender to hereby agree as follows:

      1. Definitions. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

      2. Amendments. Subject to the conditions hereof, the Agreement is hereby amended; effective as of the date hereof, by deleting Exhibit A and inserting in lieu thereof Exhibit A attached hereto, and the Lender agrees by the execution of this Amendment Agreement that is shall be a party to the Agreement and shall provide to the Borrower its Revolving Credit Commitment.

      3.    Representations and Warranties. The Borrower hereby certifies that:

            (a) The representations and warranties made by Borrower in Article VI thereof are true on and as of the date hereof except that the financial statements referred to in Section 6.6(a) shall be most recently furnished to each Lender pursuant to Section 7.1(a) and (b);

            (b) There has been no material change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under Section 7.1 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

            (c) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by each Lender under Section 7.1 thereof have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

         4. Conditions. As a condition to the effectiveness of this Amendment Agreement, the Borrower shall deliver, or cause to be delivered to the Agent, the following:

                  (a) Four (4) executed counterparts of this Amendment Agreement; and

                  (b) A fully-executed executed Note payable to the Lender in the amount of Lender's Revolving Credit Commitment.

         5. Other Documents. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Agent and its counsel; the Agent shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, including evidence of the authority of Borrower to enter into the transactions contemplated by this Amendment Agreement, in each case such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of the Borrowers relating to the matters provided for herein shall be satisfactory to the Agent and its counsel.

         6. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement or otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms of conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.




                                   SYKES HEALTHPLAN SERVICES, INC.
WITNESS:

/s/ B.M. Reynolds
-----------------------------      By: /s/ James K. Murray, III
                                      ---------------------------------
/s/ Terry L. Witcher               Name: James K. Murray, III
-----------------------------      Title: Chief Financial Officer and Treasurer

                                   NATIONSBANK, NATIONAL ASSOCIATION,
                                   as agent



                                   By: /s/ Richard G. Parkhurst, Jr.
                                      ----------------------------------
                                   Name: Richard G. Parkhurst, Jr.
                                   Title: Senior Vice President

                                   FLEET NATIONAL BANK


                                   By: /s/ Thomas Engels
                                      ----------------------------------
                                   Name: THOMAS ENGELS
                                        --------------------------------
                                   Title: VICE PRESIDENT
                                         -------------------------------



                                   Lending Office:
                                   One Federal Street
                                   MA OF DO4J
                                   Boston, Massachusetts 02110



                                   Wire Transfer Instructions:
                                   Fleet National Bank
                                   Boston, Massachusetts 02110
                                   ABA #011000138
                                   ATTENTION: Commercial Loan Services
                                   REFERENCE: 151035103156
                                              Sykes HealthPlan Services

                                   EXHIBIT A

                       Applicable Commitment Percentages


                                                                      Applicable
                                             Revolving Credit         Commitment
Lender                                       Commitment               Percentage
------                                       ----------               ----------

NationsBank, National Association            $15,000,000.00           20.00000000%

First Union National Bank                    $15,000,000.00           20.00000000%

SouthTrust Bank, National Association        $15,000,000.00           20.00000000%

AmSouth Bank                                 $10,000,000.00           13.33333333%

Bank One, Kentucky, NA                       $10,000,000.00           13.33333333%

Fleet National Bank                          $10,000,000.00           13.33333333%
                                                                      -----------

               Total                         $75,000,000.00           100%